Exhibit 10.99.2
Page 1 of Pages 4
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. Contract ID Code
2. Amendment/Modification No. 0027
3. Effective Date Jul 22, 2008
4. Requisition/Purchase Req. No. NTIA9110-8-41902
5. Project No. (if applicable)
6. Issued By DOC/NOAA/AGO STAFF OFFICE & EXTERNAL CLIENTS, AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 SHARON BALILEA 301-713-0839 199
Code F6001201
7. Administered By (If other than Item 6)
SEE BLOCK 6
Code
8. Name and Address of Contractor (No., Street, County, and Zip Code)
NEUSTAR, INC. 46000 CENTER OAK PLAZA STERLING VA 201666593
Vendor ID: 00000190
DUNS: 112403295
CAGE: 3DXC3
(X) 9A. Amendment of Solicitation No.
9B. Date (See Item 11) X 10A. Modification of Contract/Order No. SB1335-02-W-0175 10B. Date (See Item 13) Oct 26, 2001
Code
Facility Code
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in item 14. The hour and data specified for receipt of Offers ☐ is extended ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. Accounting and Appropriation Data (if required)
See Schedule $ US 0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x) A. This change order is issued pursuant to: (Specify authority), The changes set forth in item 14 are made in the Contract Order No. in item 10A.
B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.)
Set fourth item 14. pursuant to the authority of FAR 43.103 (b)
C. This supplemental agreement is entered into pursuant to authority of:
X D. Other (Specify type of modification and authority)
FAR 33.104, Protest to GAO
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return I copies to the issuing office.
14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to:
Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. Name and Title of Signer (Type or Print) Tim Switzer, VP Registry Services Neustar, Inc. 15B. Contractor/Offeror /s/ Tim Switzer —— —
(Signature of person authorized to sign) — 15C. Date Signed 7/23/08 16A. Name and title of Contracting Officer (Type or Print) SHARON BALILEA CONTRACTING OFFICER sharon.balilea@noaa.gov 301-713-0839 199 16B. United States of America /s/ Sharon Balilea —— —
(Signature of Contracting Officer)
16C. Date Signed
30 June 08
NSN 7540-01-152-8070
30-105
STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE
CUSTOMER COPY
Prescribed by GSA FAR (48 CFR) 53.243

SF30 Continuation of Block Narrative
(A) add CLINS 0015 through 0021 to the contract.
(B) make effective only CLIN 0015 which extends the current period of performance from July 22, 2008 to October 19, 2008 for 90 days.
Above is necessary due to receipt of GAO protest. There is no additional cost for this modification. All other terms and conditions remain unchanged.

SCHEDULE
Item No. Supplies/Services            Quantity            Unit            Unit Price            Amount Modification to extend SB1335-02-W00175 for 270 days. 0015 Period of 0 EA 0.00 0.00 performance: 90 days beginning on July 22, 2008 through October 19, 2008.
Option Period 0016 Period of 0 EA 0.00 0.00
performance: 30 days beginning October 20, 2008 through November 18, 2008. Option Period 0017 Period of 0 EA 0.00 0.00
performance: 30 days beginning November 19, 2008 through December 18, 2008. Option Period 0018 Period of 0 EA 0.00 0.00
performance: 30 days beginning December 19, 2008 through January 17, 2009.
Option Period 0019 Period of 0 EA 0.00 0.00
performance: 30 days beginning January 18, 2009 through February 16, 2009. Option Period 0020 Period of 0 EA 0.00 0.00
performance: 30 days beginning February 17, 2009 through March 18, 2009.

SCHEDULE
Item No. Supplies/Services            Quantity            Unit            Unit Price            Amount Option Period 0021 Period of 0 EA 0.00 0.00
performance: 30 days beginning March 19, 2009 through April 17, 2009.
0.00